SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                         Date of Report: March 29, 1999



                        GOLDEN EAGLE INTERNATIONAL, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



   Colorado                         0-23726                     84-1116515
   --------                         -------                     ----------
(State of other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)



4949 South Syracuse Street, Suite 300, Denver, Colorado             80237
-------------------------------------------------------             -----
      (Address of principal executive offices)                   (Zip Code)



       Registrant's telephone number, including area code: (303) 694-6101

Item 7. Financial Statements, Pro Forma Financials and Exhibits
---------------------------------------------------------------

     Exhibit: Letter to Shareholders.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   March 29, 1999                  Golden Eagle International, Inc.



                                        By: /s/ Terry C. Turner
                                           -------------------------------------
                                           Terry C. Turner, President



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